UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05009

COLORADO BONDSHARES —

A TAX-EXEMPT FUND

(Exact name of registrant as specified in its charter)

1200 17TH STREET, SUITE 850

DENVER, COLORADO 80202-5808

(Address of principal executive offices) (Zip code)

FRED R. KELLY, JR.

1200 17TH STREET, SUITE 850

DENVER, COLORADO 80202-5808

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-572-6990

Date of fiscal year end: 09/30

Date of reporting period: 09/30/2019

ITEM 1. REPORTS TO STOCKHOLDERS.

November 27, 2019

Dear Shareholders:

Amidst all the silliness in Washington each of us is trying to plan a path forward to try and make sense of rules previously thought to be incarnate but are apparently now debatable. After at least 75 years of opposing the concept of socialism who would have thought that we would need to reinvent the wheel on this subject. I think some of the younger members of our society think that this failed philosophy is the answer even though history has proven it doesn’t work.

I am relatively new to the world of Medicare and this is the up close and personal view of how well the world works under government ownership and control. Like everyone else, I feel obligated to claim any benefits that I have earned after paying into the system for 50 years. But I truly wish it were not so. What you find, once you get to this point, is that you find that there are things only spelled out in the fine print. After hours spent pouring over papers that I do not understand and waiting on phone calls that never end, I am ready to scrap the system entirely and certainly not enlarge it in any way, shape, or form. I know the system has benefited the lives of my friends, family acquaintances, and people I don’t even know by providing dollars for procedures and pharmaceuticals that would never have been possible otherwise. For that I am very grateful. For me, I enjoy excellent health and always have so an occasional bill for cough syrup would not be out of reach cost-wise.

Without even realizing it, I think we may already be close to the zenith in socialistic morass. We pretty much have succeeded in bringing our country to a point where nothing can actually get done without considerable anguish. Scarcely a day goes by when we are not all inundated in a myriad of reports, responses, approvals, deadlines, and of course payments for all the various levels of government that purportedly protect us from ourselves. Then we find out the bureaucrats, who we pay, have their own agenda which is independent of the election process.

Here at BondShares, we are doing what we can to try and provide guidance. Capitalism is the answer. We permit freedom of speech; even for the portfolio manager. The closest we get to socialism is collecting taxes to pay for projects that make life better for all. We spend millions advancing the cause of education of youth so that the lessons of history do not go unnoticed. We work only with local government entities; closer to the voters and more accountable to them. Most importantly we deliver the vast majority of your earnings back to you to spend as you see fit or save for the future. There is a more detailed discussion on world events contained on page 1. For the upcoming year, we would expect things to be pretty much the same. Interest rates will likely stay close to the trading range established in the past year and, for certain, we will all get very tired of political ads.

Briefly on the subject of our litigation with Landmark, as you know, the Colorado Supreme Court declined to hear our appeal last year. But because the Colorado Court of Appeals decided that residents within Landmark were not afforded their due process rights as guaranteed by the 14th amendment to the US Constitution we qualified to appeal the case to the United States Supreme Court which we did. At print, we just received notice that our case was not accepted by the Court.

After being ranked #1 for the last four years (Morningstar), our total performance statistics have slipped, placing the fund in 17th place and near the bottom of the rankings in the broader Lipper universe. This mostly has to do with the fact that we are not as exposed to the longer end of the maturity schedule and did not benefit as much as others from interest rates dropping. The corollary is if rates go up from here, we will look good; if they decline further, we may not look too SMART. Our dividend continues to be relatively strong compared to others and our share price is at or near its highest point in thirty-two years, not counting the millions of dollars paid out in special dividends. The rest of the details for fiscal year 2019 are provided in the pages which follow. Thank you for your business. Our association with each and every one of you means the world to us.

Sincerely,

Fred R. Kelly, Jr.

Portfolio Manager

Officers and Trustees

George N. Donnelly, Chairman of the Board of Trustees, Interim President, Secretary, Treasurer and Trustee

Bruce G. Ely, Trustee

James R. Madden, Trustee

Fred R. Kelly, Jr., Portfolio Manager

Investment Adviser

Freedom Funds Management Company

Transfer, Shareholder Servicing, and Dividend Disbursing Agent

Freedom Funds Management Company

Distributor

Colorado Financial Service Corporation

Custodian of Portfolio Securities

UMB Bank, N.A.

Independent Registered Public Accounting Firm

Plante & Moran, PLLC

Special Legal Counsel

Kutak Rock LLP

This report is submitted for the general information of the shareholders of Colorado BondShares — A Tax-Exempt Fund. This report must be preceded or accompanied by a Prospectus of the Fund. The prospectus contains information concerning the investment policies and expenses of the portfolio in addition to other pertinent information. Shares of Colorado BondShares — A Tax-Exempt Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

FEDERAL INCOME TAX INFORMATION

(unaudited)

The Fund hereby designates the following amount for the Fund’s fiscal year ended September 30, 2019:

Exempt interest dividends: 84.38%

In early 2020, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2019. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

Individual shareholders should refer to their Form 1099s or other tax information to determine the calendar year amounts to be included on their 2019 tax returns. Shareholders should consult their tax advisers.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

The US economy has officially recorded the longest expansion in history. Beginning in June of 2009, it has now passed the previous record of 120 months.

In 4th quarter 2018, the municipal bond market experienced some year-end volatility, triggered by various macroeconomic events such as trade negotiations and ongoing Brexit concerns. These were punctuated by two rate hikes in that same quarter which were taken as precautionary measures by the Federal Reserve seeking to temper the strong economy. The two increases were preceded by two earlier ones in 2018, bringing the total to four, the most in a single year since 2006 and before.

On October 30, 2019, Jerome Powell, Chairman of the Federal Open Market Committee, announced they would lower the target range for the fed funds rate for the third time this year to 1 1⁄2 to 1 3⁄4 percent. He indicated they were comfortable with current Monetary Policy and that the country has “a strong labor market and economic activity is rising at a moderate rate.” Support for the Committee’s decision came from reports of strong household spending driven by a healthy job market, rising incomes and strong consumer confidence. Unemployment, nationwide, was little changed at 3.6% in October 2019, one of the lowest in fifty years. It was felt this posture would help to maintain a strong economy and to counter ongoing concerns of weak business investments, declining manufacturing output and geopolitical concerns.

At roughly the same time, Colorado registered 2.7% unemployment (September 2019), slightly lower year over year and one of the lowest in the nation. Our economy remains one of the strongest in the country and continues to show positive markers for continued, albeit, slower expansion when compared to previous years. Colorado’s strong labor market remains a significant aspect of our robust economy. This does raise the question as to what makes up the components of that number. Is the labor market attracting new participants or, instead, are the number of workers who are leaving the labor market decreasing either through delayed retirement or choosing not to re-enter the work force? The answer is more complex. Regis Barnichon, a research advisor in the Economic Research Department of the Federal Reserve Bank of San Francisco, published an article in May of 2019 entitled “Is the Hot Economy Pulling New Workers into the Labor Force?” In the article, Mr. Barnichon points out that typically, throughout history, the proportion of participants in the working-age population (25-55) that participate in the labor market has not moved significantly relative to the up and down movement of the economy. However, during and after the Great Recession, he noted this changed remarkably. The participation among that age group declined during that period but then, as things began to turn around it was found that the strong recovery and subsequent increase in the work force participants was not solely a function of a stronger economy drawing new participants. Rather, the increase was a “mechanical byproduct of the tight labor market” and those employees that suddenly became unemployed were finding new jobs faster and thus were less likely to leave the work force altogether.

The 2019 estimated population of Colorado is 5.77 million compared to the 2018 estimate of 5,695,564. If these numbers hold true then, once again, the state will experience positive growth of roughly 75,000 either through births or net in-migration, driving the demand for more housing. The housing industry plays a key role in the Colorado municipal bond industry because of its dramatic effect on taxable land. This year, the Denver market continued to experience some contraction in home sales as evidenced by the 2% decline in sales contracts, year over year. Interestingly, however, this trend has begun to reverse. May through September contracts rebounded and were reported to be up 16% (Metrostudy Client Frame Briefing, Third Quarter 2019). One explanation given was the migration north into Weld County and other sub-market communities is because buyers can score some of the most affordable home prices along the front range. New home starts reported in Weld year-to-date 2019 were up 12% from last year at this time with a median price of $411,269 for a new home and $317,776 on resales.

The two most compelling negatives behind the contraction in sales contracts are the persistence of high home prices coupled with potentially rising interest rates which, simply put, raise concerns among cautious buyers of how to cash-flow their investment without significantly compromising their lifestyle. So, with higher home prices and more potential interest rate hikes, new home buyers and existing home owners looking to “move up” are at the mercy of two factors: price and borrowing costs, both of which can put pressure on potential future sales.

Third quarter 2019 data revealed existing home sales for the month of September were “up 2% (4,506 compared to September 2018) and year-to-date sales were up by 1.4% or 56,306, trailing twelve months ending in September” (Metrostudy, Denver Executive Summary, Third Quarter 2019). Though positive, it was still down 1% overall from the previous year. Metrostudy further noted that after “thirteen consecutive months of double-digit percent increases in resale inventory” the growth rate has slowed to 5%. Inventory continues to remain tight. The median price for existing detached homes was $450,000, up 5% from last year at this time (Metrostudy Client Frame Briefing, Third Quarter 2019).

Home prices, in general, are still high with the average price for new single family detached over $500,000, again contributing to the noticeably cooler attitude from prospective buyers. Add to this, many of the Denver area master planned communities are nearing buildout, further squeezing supply. This has caused many builders to rethink their strategies and examine the challenge of committing to their upcoming building season in 2020 and beyond, taking into account trade labor shortages, vacant lot availability and weighing those against their concerns of possible recession. Many have responded by shifting their focus back to more affordable options within the $350,000 to $400,000 price range; only 20% of detached home starts were within that range providing incentive for potential buyers to seek other options. This offers insight into the changing dynamic in the housing industry nationwide, as well as Colorado. Many would-be buyers are gravitating toward the condominium/townhome market which offers a more affordable opportunity. Condominium annual closings surged up 129% as of 3rd quarter 2019, year over year (Metrostudy Fall 2019 Executive Summary).

The millennial generation is currently estimated to be over 75 million or approximately 31.5% of the population. In August 2019, CNBC published an article entitled, “Here’s Why Millions of Millennials are not homeowners.” In the article, the author notes that home ownership among that segment of the population is only around 8%, lower than their parents or grandparents. A host of reasons were cited for not jumping into the housing frenzy beginning with affordability brought about by either student debt or inability to cash-flow their lifestyle. In short, that translates into fewer would-be buyers qualifying for a mortgage. Some hold to the belief that it is cheaper to rent which, at first blush, sounds like a reasonable argument. The flaw in that thinking is that some areas where Millennials are choosing to live are high rent locations. Simply put, this means they are much slower at building wealth, given that they are “rent-burdened.” There have been other articles published recently, pointing to other factors such as lifestyle choices. Older Millennials were more significantly impacted by the financial crisis of 2008 than their younger counterparts who benefited by entering a stronger job market later into the recovery. Older Millennials suffered greater financial difficulties in the aftermath with a poor job market and staggering debt. All of this contributes to a generation that does not appear to attach the same significance to larger, expensive homes in the suburbs as previous generations. In contrast, Baby Boomers looking to sell their homes and cash in on their retirement savings, may be up against the appeal of a strong renter’s market. Denver metro’s rental market currently has the lowest vacancy rate since 2014. Rents have been trending upward with one source citing an average over $1,500/month in the Denver metro area, an increase of 3% over last year. Going forward, we believe, rentals in the condo and townhome sector will fill a need for those unable or unwilling to take on a hefty mortgage, however, for those looking to step into home ownership, they offer a cheaper alternative.

Charter schools continue to be great performers for the Fund. Today, there are over 7,000 charter schools in the United States with an enrollment of around 3.2 million students. Charter schools exist in 43 states and the District of Columbia. Colorado’s charter school law was passed in 1993. Schools opened quickly and by fall of 2017 there were 250 schools with 120,700 students enrolled with just under 10% of the entire student population educated in charter schools. At fiscal year-end, Colorado charter schools constituted 20% of the bonds in the portfolio.

During 2019, it appears that the Tax Cuts and Jobs Act continued to be an inducement to investors in those states with high income taxes seeking to capture income exempt from the $10,000 cap on state and local tax deductions. Municipal bond mutual funds typically experience net cash inflows correlative with strong total return performance. For every month, throughout the entire fiscal year, Colorado BondShares recorded net cash inflows and as of September 30, 2019, recorded gross purchases of $186 million with $97 million net. Depending on their respective tax bracket, investors could capture appealing tax-equivalent yields, especially when compared to U.S. Treasuries or low yielding bank CDs. Given that the top marginal tax rate only went down to 40.8%, tax-exempt income becomes a fairly meaningful contribution to an individual’s portfolio.

This year, the Fund’s total return (principal appreciation plus income) performance record for fiscal year, though respectable when compared to peers in the High Yield Municipal Debt Fund category, was eclipsed by the rated funds. This was largely driven by a combination of relatively low interest rates that carried rated bonds in their portfolios along with leverage used to post high total return numbers. For the fiscal year ended September 30, 2019, the Fund recorded a total return of 6.09% at net asset value; the return was comprised of an investment income component of 4.630% and principal appreciation of 1.360%. The average annual total returns at the maximum offering price (including sales charges and reinvestment of all dividends and distributions) are 1.05%, 3.44%, 3.97%, 4.22% for the one, three, five and ten-year periods ended September 30, 2019, respectively. The Fund did not use leverage to enhance yields, as did some of our competitors.

A key factor that has contributed to the Fund’s stability in the past and continues going forward is management’s determination to maintain a shorter average duration (time period that securities are likely to be held by the portfolio) which remains low relative to our peer group. While the strategy of buying short maturities helped to protect principal, it did not maximize the current income stream. Distributions of $0.42/share in fiscal year 2019 were up 10.5% from $0.38/share in 2018 but down from $0.48/share in 2017. It is management’s philosophy that it is easier to recoup lost income than it is to recover principal losses. Until the risks posed by rising interest rates have abated, management will continue to exercise this methodology. Much of this year’s income may be attributed to longer term holdings being principally invested in not-rated tax-exempt bonds, with coupon rates that exceed average coupons currently available in the market. Not-rated securities are generally subject to greater credit risk than rated issues; but proper analysis by management may effectively mitigate these risks. It should be stated that past performance is not necessarily indicative of future performance, but it is one of many important factors to consider when evaluating a potential investment.

PERFORMANCE SUMMARY (Unaudited)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

COLORADO BONDSHARES(1)

THE LIPPER GENERAL MUNICIPAL DEBT FUND INDEX(4)

AND THE BLOOMBERG BARCLAY MUNICIPAL BOND TOTAL RETURN INDEX(5)

(1)

Total return is the percentage change in the value of a hypothetical investment that has occurred in the indicated period of time, taking into account the imposition of the sales charge and other fees and assuming the reinvestment of all dividends and distributions. Past performance is not indicative of future performance. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares of the Fund.

*

Fiscal year ended September 30, 2016 includes a principal write down of approximately $14.5 million due to an adverse decision by the Colorado State Court of Appeal on the Marin Metropolitan    District bonds that is a non-recurring event outside of the control of the Fund.

(2)

Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund’s performance had been constant over the entire period. Average annual total returns for the one-year, five-year and ten-year periods ended September 30, 2019 are 1.05%, 3.97%, and 4.22%, respectively. Average annual total includes the imposition of the sales charge and assumes the reinvestment of all dividends and distributions. Past performance is not indicative of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares of the Fund.

(3)	Includes reinvestment of dividends and adjustment for the maximum sales charge of 4.75%.

(4)

The Lipper General Municipal Debt Fund Index is a non-weighted index of the 30 largest funds that invest at least 65% of assets in municipal debt issues in the top four credit ratings. The Lipper General Municipal Debt Fund Index reflects no deductions for fees, expenses or taxes, includes reinvestment of dividends but does not reflect any adjustment for sales charge.

(5)

The Bloomberg Barclay Municipal Bond Total Return Index which replaced the Barclays Capital Municipal Bond Total Return Index (the “Barclay Index”) is considered representative of the broad market for investment grade, tax-exempt and fixed-rate bonds with long-term maturities (greater than two years) selected from issues larger than $50 million. You cannot invest directly in this index. This index is not professionally managed and does not pay any commissions, expenses or taxes. If this index did pay commissions, expenses or taxes, its returns would be lower. The Fund selected the Bloomberg Barclay Index to compare the returns of the Fund to an appropriate broad-based securities market index. You should note, however, that there are some fundamental differences between the portfolio of securities invested in by the Fund and the securities represented by the Bloomberg Barclay Index. Unlike the Fund which invests primarily in not rated securities on issues of any size, the Bloomberg Barclay Index only includes securities with a rating of at least “Baa” by Moody’s Investor Services, Inc. from an issue size of no less than $50 million. Some of these differences between the portfolio of the Fund and the securities represented by the Bloomberg Barclay Index may cause the performance of the Fund to differ from the performance of the Bloomberg Barclay Index.

CREDIT QUALITY (unaudited)

Colorado BondShares — A Tax-Exempt Fund

Based on a Percentage of Total Net Assets as of September 30, 2019

SECTOR BREAKDOWN (unaudited)

Colorado BondShares — A Tax-Exempt Fund

Based on a Percentage of Total Net Assets as of September 30, 2019

* Cash & equivalents include cash and receivables less liabilities.

** Short-term investments include securities with a maturity date or redemption feature of one year or less, as identified in the Schedule of Investments.

Officers and Trustees of the Fund

The following tables list the trustees and officers of the Fund, together with their address, age, positions held with the Fund, the term of each office held and the length of time served in each office, principal business occupations during the past five years and other directorships, if any, held by each trustee and officer. Each trustee and officer has served in that capacity for the Fund continuously since originally elected or appointed. The Board of Trustees supervises the business activities of the Fund. Each trustee serves as a trustee until termination of the Fund unless the trustee dies, resigns, retires, or is removed. The Statement of Additional Information of the Fund includes additional information about Fund trustees and is available, without charge, upon request. Shareholders may call (800) 572-0069 to request the Statement of Additional Information.

Name, Address and Age	Position held with the Fund and Length of Time Served	Principal Occupation During the Past Five Years:	Other Directorships Held By Director
Non-Interested Trustees

Bruce G. Ely 1200 17th Street, Suite 850 Denver CO 80202 Age: 68	Trustee since July 2002	Mr. Ely was a Regional Director for Cutwater Asset Management, a wholly owned subsidiary of MBIA, Inc., until his retirement in September 2013.	None

James R. Madden 1200 17th Street, Suite 850 Denver CO 80202 Age: 75	Trustee since September 2004	Mr. Madden has owned Madden Enterprises, a real estate company that owns and leases commercial buildings and real estate, for the past thirty years. He is also a stockholder and director of The Community Bank in western Kansas. He has been a bank director for 25 years.	None

Interested Trustees*

George N. Donnelly 1200 17th Street, Suite 850 Denver CO 80202 Age: 72	Chairman of the Board of Trustees, Trustee since inception of the Fund in 1987 and Interim President, Secretary and Treasurer of the Fund since September 26, 2008	Mr. Donnelly was a Senior Regional Vice President for Phoenix Life Insurance Company until his retirement in January 2010.	None

*George N. Donnelly is an “interested person” of the Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) by virtue of his position as both an officer and a trustee of the Fund as described in the table above. None of the trustees nor the officers of the Fund have any position with the Investment Adviser, the principal underwriter of the Fund, the distribution agent of the Fund, the service agent of the Fund or the custodian of the Fund, or any affiliates thereof. There is no family relationship between any officers and trustees of the Fund.

Compensation

The Board met three times during the fiscal year ended September 30, 2019. The following tables show the compensation paid by the Fund to each of the trustees during that year:

Name of Person, Position(s) with the Fund	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Total Compensation from Fund Paid to Such Person

Non-Interested Trustees

Bruce G. Ely, Trustee	$3,000	N/A	$3,000

James R. Madden, Trustee	3,000	N/A	3,000

Interested Trustees

George N. Donnelly, Trustee, Interim President, Secretary and Treasurer	3,000	N/A	3,000

No officer or trustee of the Fund received remuneration from the Fund in excess of $60,000 for services to the Fund during the fiscal year ended September 30, 2019. The officers and trustees of the Fund, as a group, received $9,000 in compensation from the Fund for services to the Fund during the 2019 fiscal year.

Other Information

Proxy Voting Record

The Fund does not invest in equity securities. Accordingly, there were no matters relating to a portfolio security considered during the 12 months ended June 30, 2019 with respect to which the Fund was entitled to vote. Applicable regulations require us to inform you that the foregoing proxy voting information is available on the SEC website at http://www.sec.gov or you may call us at 1-800-572-0069.

Quarterly Statement of Investments

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year. For periods ending prior to March 31, 2019, this information was filed on Form N-Q. For periods ending on or after March 31, 2019, the Fund will file on Form N-PORT. Shareholders may view the filed Form N-Q and N-PORT by visiting the Commission’s website at http://www.sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-732-0330 or you may call us at 1-800-572-0069.

Trustees Approve Advisory Agreement

The Board of Trustees (the “Trustees”) of Colorado BondShares — A Tax-Exempt Fund unanimously approved the continuance of the Fund’s Investment Advisory and Service Agreement with Freedom Funds Management Company (“Freedom Funds”) at a meeting held on September 30, 2019. In approving the Advisory Agreement, the Trustees, including the disinterested trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by Freedom Funds or its affiliates in connection with providing services to the Fund, compared the fees charged by Freedom Funds to those paid by similar funds, and analyzed the expenses incurred by Freedom Funds with respect to the Fund. The Trustees also considered the Fund’s performance relative to a selected peer group, the expense ratio of the Fund in comparison to other funds of comparable size, and other factors. The Trustees determined that the Fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the Fund and its shareholders. Matters considered by the Trustees in connection with its consideration of the Advisory Agreement included, among other things, the following:

1. Investment Adviser Services

Freedom Funds manages the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund’s investment objectives and policies. In addition, Freedom Funds administers the Fund’s daily business affairs such as providing accurate accounting records, computing accrued income and expenses of the Fund, computing the daily net asset value of the Fund, assuring proper dividend disbursements, proper financial information to investors, and notices of all shareholders’ meetings, and providing sufficient office space, storage, telephone services, and personnel to accomplish these responsibilities. In considering the nature, extent and quality of the services provided by Freedom Funds, the Trustees believe that the services provided by Freedom Funds have provided the Fund with superior results. At the same time, Freedom Fund’s fee structure is equal to or lower than the comparable funds. The Trustees noted the Fund’s focus is inherently more labor intensive. Under the circumstances, the Trustees found the fee structure to be justified.

2. Investment Performance

The Trustees reviewed the performance of the Fund compared to other similar funds, and reported that the current (as of September 27, 2019) net asset value was $9.253 per share and the current distribution yield (based on net asset value) was 3.77% (also as of September 27, 2019). Since the overall structure of the portfolio was satisfactory and the performance of the Fund, measured in terms of distribution yield and total return, was comparable amongst its peer group, no changes to either the type of assets or manner of operations were recommended.

3. Expense Ratios

The Trustees reviewed the performance (measured by distribution yield), fees and expense ratios of all municipal bonds funds in our peer group. The Trustees considered the fact that the Fund’s unique focus on not rated bonds, while geared toward producing superior investment results, often required additional expenses. While expenses can vary with not rated bonds (principally as a result of litigation with respect to defaulted issues and higher monitoring costs occasioned by less readily available information), the Trustees noted the Fund’s performance for the current year.

4. Management Fees and Expenses

The Trustees reviewed the investment advisory fee rates payable by the Fund to Freedom Funds. As part of its review, the Trustees considered the estimated advisory fees and the Fund’s estimated total expense ratio for the one-year period as of September 27, 2019 as compared to other municipal bonds in its peer group identified by Freedom Funds. After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by Freedom Funds, the Trustees concluded that the advisory fees charged by Freedom Funds for the advisory and related services to the Fund and the Fund’s total expense ratio are reasonable. The management fee is one half of one percent of total net assets managed. Such fee is payable to Freedom Funds on a monthly basis. This fee is comparable to other municipal bond funds identified by Freedom Funds and is consistent with national funds many times the Fund’s size.

5. Profitability

The Trustees reviewed the level of profits realized by Freedom Funds and relevant affiliates thereof in providing investment and administrative services to the Fund. The Trustees considered the level of profits realized without regard to revenue sharing or other payments by Freedom Funds and its affiliates to third parties in respect to distribution of the Fund’s securities. The Trustees also considered other direct or indirect benefits received by Freedom Funds and its affiliates in connection with its relationship with the Fund and found that there were none. The Trustees concluded that, in light of the foregoing factors and the nature, extent and quality of the services provided by Freedom Funds, the profits realized by Freedom Funds are reasonable.

6. Economies of Scale

In reviewing advisory fees and profitability, the Trustees also considered the extent to which Freedom Funds and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Trustees acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds, particularly in an environment where costs are rising due to changing regulations. The Trustees reviewed data summarizing the increases and decreases in the assets of the Fund over various time periods, and evaluated the extent to which the total expense ratio of the Fund and Freedom Fund’s profitability may have been affected by such increases or decreases. Between October 2018 and September 27, 2019, total net assets of the Fund under management by Freedom Funds increased from $1,265.9 billion to $1,422.2 billion. The number of shares of the Fund that have been redeemed has been less than the number of new shares issued by the Fund, and as a result the Fund continues to grow at what the Trustees determined was a healthy level and the Fund is near its all-time high in terms of total assets.

Based upon the foregoing, the Trustees concluded that the benefits from the economies of scale are currently being shared equitably by Freedom Funds and the Fund. The Trustees also concluded that the structure of the advisory fee can be expected to cause Freedom Funds, its affiliates and the Fund to continue to share such benefits equitably and that breakpoints need not be instituted at this time.

After requesting and reviewing these and other factors that they deemed relevant, the Trustees concluded that the continuation of the Advisory Agreement was in the best interest of the Fund and its shareholders.

Freedom Funds also serves as the transfer agent, shareholder servicing agent and dividend disbursing agent for the Fund, pursuant to a Transfer Agency and Service Agreement (the “Service Agreement”).

Freedom Funds’ duties under the Service Agreement include processing purchase and redemption transactions, establishing and maintaining shareholder accounts and records, disbursing dividends declared by the Fund and all other customary services of a transfer agent, shareholder servicing agent and dividend disbursing agent. As compensation for these services, the Fund may pay Freedom Funds at a rate intended to represent Freedom Funds’ cost of providing such services. This fee would be in addition to the investment advisory fee payable to Freedom Funds under the Advisory Agreement.

FUND EXPENSES (unaudited)

The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and compare these costs with those of other mutual funds. The examples (actual and hypothetical 5% return) are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

As a shareholder of Colorado BondShares — A Tax-Exempt Fund (the “Fund’) you can incur two types of costs:

•	Sales charges (front loads) on fund purchases and

•

Ongoing fund costs, including management fees, administrative services, and other fund expenses. All mutual funds have operating expenses. Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

Actual Fund Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended September 30, 2019

Colorado BondShares — A Tax-Exempt Fund	Beginning Account Value 04/01/19	Ending Account Value 09/30/19	Expenses Paid During Period(1)
Based on Actual Fund Return	$1,000.00	$1,031.56	$2.78
Based on Hypothetical 5% Annual Return Before Expenses	$1,000.00	$1,022.27	$2.76

(1)

The expenses shown in this table are equal to the Fund’s annualized expense ratio of 0.55% for fiscal year ended September 30, 2019, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher. You can find more information about the Fund’s expenses in the Financial Statements section of this report. For additional information on operating costs please see the Fund’s prospectus.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Colorado BondShares — A Tax-Exempt Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Colorado BondShares — A Tax-Exempt Fund (the “Fund”) as of September 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years ended September 30, 2019 and 2018, and the financial highlights for each of the two years ended September 30, 2019 and 2018, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Colorado BondShares — A Tax-Exempt Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in net assets for each of the two years ended September 30, 2019 and 2018, and the financial highlights for each of the two years ended September 30, 2019 and 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The Fund’s management is responsible for these financial statements. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Plante & Moran, PLLC

We have served as the Fund’s auditor since 2014.

Denver, Colorado

November 26, 2019

Report Of Independent Public Accounting Firm

To the Shareholders and Board of Trustees of

Colorado BondShares — A Tax-Exempt Fund

We have audited the accompanying financial highlights for each of the three years ended September 30, 2017, 2016, and 2015 of Colorado BondShares — A Tax-Exempt Fund (the “Fund”), and the related notes. These financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial highlights are free of material misstatement.

In our opinion, the financial highlights referred to above present fairly, in all material respects, the financial highlights of Colorado BondShares — A Tax-Exempt Fund for each of the three years ended September 30, 2017, 2016, and 2015, in conformity with accounting principles generally accepted in the United States of America.

EKS&H LLLP

November 26, 2017

Denver, Colorado

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments

September 30, 2019

Colorado Municipal Bonds 43.9%	Maturity	Coupon	Principal	Value

Colorado 100.0%
ABERDEEN METROPOLITAN DISTRICT #1	12/1/2035	7.50%	$1,600,000	$476,000
ANTHOLOGY WEST METROPOLITAN DISTRICT #4(g)	12/15/2037	6.00%	6,440,000	6,559,398
BANNING LEWIS RANCH METROPOLITAN DISTRICT #3 – SENIOR 2015A	12/1/2045	6.13%	1,775,000	1,829,990
BANNING LEWIS RANCH REGIONAL METROPOLITAN DISTRICT	12/1/2048	5.38%	2,500,000	2,649,800
BANNING LEWIS RANCH REGIONAL METROPOLITAN DISTRICT, SERIES 2018B(g)	12/15/2041	7.75%	625,000	657,913
BRAMMING FARM METROPOLITAN DISTRICT #1(d)	12/1/2044	6.00%	2,007,500	2,096,372
BRENNAN METROPOLITIAN DISTRICT – SENIOR 2016A	12/1/2046	5.25%	1,185,000	1,250,519
BRENNAN METROPOLITAN DISTRICT – SUBORDINATE 2016b(g)	12/15/2046	7.50%	516,000	528,363
BRIGHTON CROSSING METROPOLITAN DISTRICT #4 –SENIOR 2017A	12/1/2037	5.00%	525,000	557,734
BRIGHTON CROSSING METROPOLITAN DISTRICT #4 – SUBORDINATE 2017B(g)	12/1/2047	7.00%	670,000	690,763
CASTLE OAKS METROPOLITAN DISTRICT #3	12/1/2044	6.25%	2,860,000	3,102,528
CASTLE OAKS METROPOLITAN DISTRICT #3 – SERIES 2016	12/1/2045	5.50%	2,345,000	2,523,924
CASTLE OAKS METROPOLITAN DISTRICT #3 – SERIES 2017	12/1/2037	5.00%	3,275,000	3,367,650
COLLIERS HILL METROPOLITAN DISTRICT #2 – SUBORDINATE 2017B(g)	12/15/2047	8.50%	3,501,000	3,545,498
COLORADO CENTRE METROPOLITAN DISTRICT – SERIES B(g)(i)(j)	1/1/2032	0.00%	6,490,174	3,407,341
COLORADO CENTRE METROPOLITAN DISTRICT – SERIES 1992 P/O(e)(i)	1/1/2027	0.00%	2,016,986	1,743,584
COLORADO CENTRE METROPOLITAN DISTRICT – SERIES 1992 I/O(f)(i)(j)	1/1/2027	9.00%	2,015,949	1,612,759
COLORADO CROSSING METROPOLITAN DISTRICT #2	12/1/2047	7.50%	7,391,000	7,643,329
CECFA – THOMAS MACLAREN CHARTER SCHOOL	6/1/2024	5.00%	15,350,000	15,391,752
CECFA – APEX CMNTY CHARTER SCHOOL	7/1/2022	5.25%	11,635,000	11,659,317
CECFA – SWALLOW ACADEMY CHARTER SCHOOL	11/15/2027	5.35%	3,470,000	3,568,860
CECFA – NEW VISION CHARTER SCHOOL	6/1/2025	5.38%	23,135,000	23,371,440

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments — (Continued)

Colorado Municipal Bonds (Continued)	Maturity	Coupon	Principal	Value

Colorado (Continued)
CECFA – GRAND PEAK ACADEMY CHARTER SCHOOL	7/1/2025	5.60%	$20,975,000	$21,181,184
CECFA GLOBAL VILLAGE ACADEMY CHARTER SCHOOL, SER A	7/1/2025	5.35%	2,540,000	2,543,048
CECFA – AMERICAN ACADEMY CHARTER SCHOOL	12/1/2025	4.20%	36,630,000	36,372,857
CECFA – AMERICAN ACADEMY CHARTER SCHOOL	12/1/2026	4.05%	27,570,000	27,031,007
COLORADO HOUSING & FINANCE AUTHORITY(a)(j)	12/1/2013	0.00%	3,755,000	3,755,000
CHFA – CASEY’S POND SENIOR LIVING(l)	6/1/2032	0.00%	8,110,000	5,346,436
CHFA – CASEY’S POND SENIOR LIVING(l)	6/1/2042	0.00%	10,665,000	7,022,583
CHFA – CASEY’S POND SENIOR LIVING(l)	6/1/2047	0.00%	8,600,000	5,661,724
COLORADO INTERNATIONAL CENTER METROPOLITAN DISTRICT #3	12/1/2031	4.63%	635,000	652,126
COLORADO SPRINGS URBAN RENEWAL AUTHORITY	12/15/2030	6.75%	1,669,000	1,635,453
CONIFER METROPOLITAN DISTRICT	12/1/2030	0.00%	10,000,000	4,000,000
CONIFER METROPOLITAN DISTRICT	12/1/2032	0.00%	1,450,000	580,000
CONIFER METROPOLITAN DISTRICT	12/1/2033	0.00%	1,550,000	620,000
COPPERLEAF METROPOLITAN DISTRICT #3	12/1/2037	5.00%	1,000,000	1,051,870
COUNTRY CLUB HIGHLANDS METROPOLITAN DISTRICT	12/1/2037	7.25%	1,030,000	875,500
CUCHARES RANCH METROPOLITAN DISTRICT	12/1/2045	5.00%	2,081,000	2,141,869
DENVER INTL BUSINESS CTR METROPOLITAN DISTRICT NO. 1 – SERIES 2019B SUB	12/1/2048	6.00%	2,295,000	2,408,625
DENVER WEST PROMENADE METROPOLITAN DISTRICT	12/1/2031	5.13%	500,000	515,010
DENVER WEST PROMENADE METROPOLITAN DISTRICT	12/15/2046	6.00%	500,000	512,465
UNITED W & S – EAST CHERRY CREEK(c)	11/15/2023	5.00%	4,356,000	4,362,447
ELBERT & HWY 86 COML METROPOLITAN DISTRICT	12/1/2032	7.50%	4,500,000	3,375,000
ERIE FARM METROPOLITAN DISTRICT – SERIES 2016A	12/1/2045	5.50%	2,000,000	2,096,300
ERIE HIGHLANDS METROPOLITAN DISTRICT #1 – SENIOR 2015A	12/1/2045	5.75%	2,620,000	2,725,376
ERIE HIGHLANDS METROPOLITAN DISTRICT #1 – SUBORDINATE 2015B(g)	12/15/2045	7.75%	708,000	725,962
ERIE HIGHLANDS METROPOLITAN DISTRICT NO 2, SER 2018A	12/1/2048	5.25%	6,000,000	6,291,300

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments — (Continued)

Colorado Municipal Bonds (Continued)	Maturity	Coupon	Principal	Value

Colorado (Continued)
ERIE HIGHLANDS METROPOLITAN DISTRICT NO 2, SER 2018B SUBORDINATES(g)	12/15/2048	7.63%	$1,819,000	$1,896,344
FLATIRON MEADOWS METROPOLITAN DISTRICT	12/1/2046	5.13%	2,000,000	2,063,080
FLYING HORSE METROPOLITAN DISTRICT NO 3	12/1/2049	6.00%	2,965,000	3,010,691
FOREST TRACE METROPOLITAN DISTRICT #3 – SUBORDINATE 2016B(g)	12/15/2046	7.25%	683,000	693,204
FORT LUPTON GOLF COURSE(a)	12/15/2037	0.00%	620,000	6,200
FRONTERRA VLG METROPOLITAN DISTRICT #2	12/1/2034	5.00%	3,520,000	3,524,277
GODDING HOLLOW METROPOLITAN DISTRICT	12/1/2034	6.50%	925,000	973,489
GREAT WESTERN PARK METROPOLITAN DISTRICT #2 – SENIOR 2016A	12/1/2026	4.00%	585,000	591,768
GREAT WESTERN PARK METROPOLITAN DISTRICT #2 – SUBORDINATE 2016B(g)	12/15/2046	7.25%	775,000	784,564
GREEN GABLES METROPOLITAN DISTRICT #1 – SENIOR 2016A	12/1/2046	5.30%	1,250,000	1,307,288
GREEN GABLES METROPOLITAN DISTRICT #1 – SUBORDINATE 2016B(g)	12/15/2046	7.75%	740,000	765,456
GREEN GABLES METROPOLITAN DISTRICT NO. 2 SERIES 2018B SUBORDINATE(g)	12/15/2048	8.25%	1,689,000	1,769,025
HIGHLANDS METROPOLITAN DISTRICT #2 – SENIOR 2016A	12/1/2046	5.13%	1,960,000	2,042,810
HIGHLANDS METROPOLITAN DISTRICT #2 – SUBORDINATE 2016B(g)	12/15/2046	7.50%	1,269,000	1,308,872
HUNTER’S OVERLOOK METROPOLITAN DISTRICT NO. 5, SUBS	12/15/2049	8.50%	1,827,000	1,829,576
HYLAND VILLAGE METROPOLITAN DISTRICT	12/1/2027	8.00%	4,293,000	2,146,500
IRON WORKS VILLAGE METROPOLITAN DISTRICT	12/1/2048	5.88%	1,500,000	1,584,105
JEFFCO BUSINESS CENTER METROPOLITAN DISTRICT #1(j)	5/1/2021	8.00%	1,006,000	1,006,000
JEFFERSON CENTER METROPOLITAN DISTRICT #1	12/1/2026	4.75%	2,256,000	2,312,084
LEWIS POINTE METROPOLITAN DISTRICT – SENIOR 2015A	12/1/2044	6.00%	2,590,000	2,618,127
LEWIS POINTE METROPOLITAN DISTRICT – JUNIOR LIEN 2017C(g)	12/15/2047	9.00%	536,000	348,304
LEYDEN ROCK METROPOLITAN DISTRICT – SENIOR 2016A	12/1/2025	4.00%	500,000	520,890

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments — (Continued)

Colorado Municipal Bonds (Continued)	Maturity	Coupon	Principal	Value

Colorado (Continued)
LEYDEN ROCK METROPOLITAN DISTRICT – SENIOR 2016A	12/1/2033	4.38%	$905,000	$952,766
LEYDEN ROCK METROPOLITAN DISTRICT – SENIOR 2016A	12/1/2045	5.00%	1,525,000	1,601,525
LEYDEN ROCK METROPOLITAN DISTRICT – SUBORDINATE 2016B(g)	12/15/2045	7.25%	1,195,000	1,238,140
LEYDEN ROCK METROPOLITAN DISTRICT #10 – JUNIOR LIEN 2017C(g)	12/15/2049	10.75%	1,025,000	1,045,141
LINCOLN MEADOWS METROPOLITAN DISTRICT	12/1/2031	8.00%	7,440,000	7,552,121
LITTLETON VILLAGE METROPOLITAN DISTRICT #2	12/1/2045	5.38%	1,700,000	1,768,884
LITTLETON VILLAGE METROPOLITAN DISTRICT NO 2, SERIES 2018B SUBORDINATES(g)	12/15/2028	7.63%	1,140,000	1,183,947
MARIN METROPOLITAN DISTRICT(a)(j)	12/1/2028	0.00%	17,485,000	1,573,650
MARVELLA METROPOLITAN DISTRICT – SENIOR 2016A	12/1/2046	5.13%	1,405,000	1,478,172
MEADOWS METROPOLITAN DISTRICT #1(k)	6/1/2029	8.00%	30,730,000	32,225,629
MEADOWS METROPOLITAN DISTRICT #2(k)	6/1/2029	8.00%	23,830,000	24,989,806
MEADOWS METROPOLITAN DISTRICT #7(k)	6/1/2029	8.00%	15,440,000	16,191,465
MIDCITIES METROPOLITAN DISTRICT #2 – SUBORDINATE 2016B(g)	12/15/2046	7.75%	1,919,000	1,971,216
MOUNT CARBON METROPOLITAN DISTRICT – SERIES 2004A(g)	6/1/2043	7.00%	197,916	197,916
MOUNT CARBON METROPOLITAN DISTRICT – SERIES 2004B(g)	6/1/2043	7.00%	1,480,000	1,480,000
MOUNT CARBON METROPOLITAN DISTRICT – SERIES 2004C(g)	6/1/2043	0.00%	565,000	124,300
MOUNTAIN SHADOWS METROPOLITAN DISTRICT – SUBORDINATE 2016B(g)	12/15/2046	7.50%	1,800,000	1,853,766
MOUNTAIN SHADOWS METROPOLITAN DISTRICT – SUBORDINATE 2018C-1(g)	12/15/2040	10.00%	1,994,000	2,043,292
MURPHY CREEK METROPOLITAN DISTRICT #3	12/1/2026	6.00%	2,540,000	2,540,000
MURPHY CREEK METROPOLITAN DISTRICT #3	12/1/2035	6.13%	1,880,000	1,880,000
NORTH PINE VISTAS METROPOLITAN DISTRICT #2 – SENIOR 2016A	12/1/2046	6.75%	6,735,000	6,898,795
NORTH PINE VISTAS METROPOLITAN DISTRICT #2 – SUBORDINATE 2016B(g)	12/15/2046	8.50%	1,810,000	1,847,123

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments — (Continued)

Colorado Municipal Bonds (Continued)	Maturity	Coupon	Principal	Value

Colorado (Continued)
NORTH PINE VISTAS METROPOLITAN DISTRICT #3 – SENIOR 2016A	12/1/2036	6.00%	$4,345,000	$4,506,243
NORTH PINE VISTAS METROPOLITAN DISTRICT #3 – SUBORDINATE 2016B(g)	12/15/2046	8.25%	1,203,000	1,251,890
OVERLOOK METROPOLITAN DISTRICT – SENIOR 2016A	12/1/2046	5.50%	1,500,000	1,532,280
PALISADE METROPOLITAN DISTRICT #2	12/1/2031	4.38%	2,650,000	2,703,186
PALISADE PARK NORTH METROPOLITAN DISTRICT #1 – SENIOR 2016A	12/1/2046	5.88%	2,075,000	2,114,052
PALISADE PARK NORTH METROPOLITAN DISTRICT #1 – SUBORDINATE 2016B(g)	12/15/2046	8.00%	525,000	539,018
PALISADE PARK NORTH METROPOLITAN DISTRICT #2 – SENIOR 2018A	12/1/2047	5.63%	1,745,000	1,823,752
PARKER AUTOMOTIVE METROPOLITAN DISTRICT	12/1/2045	5.00%	2,056,000	2,127,960
PARKER AUTOMOTIVE METROPOLITAN DISTRICT SUB SERIES 2018B(g)	12/15/2032	8.00%	3,785,000	3,925,802
PIONEER METROPOLITAN DISTRICT #3(g)	12/1/2046	6.50%	4,522,000	4,533,757
THE PLAZA METROPOLITAN DISTRICT #1	12/1/2040	5.00%	5,350,000	5,606,319
POTOMAC FARMS METROPOLITAN DISTRICT – SERIES 2007A	12/1/2037	7.25%	2,340,000	2,341,170
POTOMAC FARMS METROPOLITAN DISTRICT – SERIES 2007B	12/1/2023	7.63%	271,000	271,214
PROMENADE AT CASTLE ROCK METROPOLITAN DISTRICT #1 – SERIES A	12/1/2025	5.13%	890,000	936,173
PUBLIC FINANCE AUTH CHARTER SCHOOL-COLORADO SPRINGS	7/1/2029	4.95%	6,720,000	6,839,011
PUBLIC FINANCE AUTH CHARTER SCHOOL-FT COLLINS, A	7/1/2029	4.95%	21,650,000	22,033,422
PUBLIC FINANCE AUTH CHARTER SCHOOL-DOUGLAS CNTY	7/1/2029	4.95%	14,620,000	14,878,920
PUBLIC FINANCE AUTH CHARTER SCHOOL-DOUGLAS CNTY TXBL	7/1/2026	4.95%	3,310,000	3,283,884
PUBLIC FINANCE AUTH CHARTER SCHOOL-FT COLLINS	7/1/2029	4.95%	10,720,000	10,909,851
PUBLIC FINANCE AUTH CHARTER SCHOOL-AURORA	7/1/2029	4.95%	5,200,000	5,234,944

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments — (Continued)

Colorado Municipal Bonds (Continued)	Maturity	Coupon	Principal	Value

Colorado (Continued)
PUBLIC FINANCE AUTH CHARTER SCHOOL-WINDSOR	7/1/2029	4.95%	$13,210,000	$13,443,949
PFA AURORA CHARTER SCHOOL BC PROJ, SER B – FED EXEMPT/STATE TAXABLE	7/1/2029	4.75%	18,365,000	18,363,714
PUBLIC FINANCE AUTHORITY – MONUMENT ACADEMY SER. 2019A	6/1/2026	5.00%	28,725,000	28,961,981
RAVENNA METROPOLITAN DISTRICT CONV CABS – SUBORDINATE SERIES 2017B(d)	12/15/2026	7.50%	8,000,000	8,188,560
RENDEZVOUS METROPOLITAN DISTRICT NO 4 – SUBORDINATE, SERIES 2018B(g)	10/15/2048	8.00%	1,189,000	1,211,484
REX RANCH METROPOLITAN DISTRICT – SUBORDINATE 2018B(g)	12/15/2047	7.88%	445,000	460,241
RICHARDS FARM METROPOLITAN DISTRICT #2 – SENIOR SERIES 2015A	12/1/2045	5.75%	1,400,000	1,416,898
RIVERDALE PEAKS II METROPOLITAN DISTRICT	12/1/2025	6.40%	930,000	465,000
RIVERDALE PEAKS II METROPOLITAN DISTRICT	12/1/2035	6.50%	1,135,000	567,500
ROUTT CNTY LID – SERIES 2004A	8/1/2024	6.50%	173,000	175,605
ROXBOROUGH VILLAGE METROPOLITAN DISTRICT – SERIES 1993B P/O(e)(i)(j)	12/31/2021	0.00%	123,925	71,319
ROXBOROUGH VILLAGE METROPOLITAN DISTRICT – SERIES 1993B I/O(f)(i)	12/31/2042	0.00%	242,645	26,691
SIERRA RIDGE METROPOLITAN DISTRICT #2 – SENIOR SERIES 2016A	12/1/2031	4.50%	1,000,000	1,026,830
SIERRA RIDGE METROPOLITAN DISTRICT #2 – SUBORDINATE SERIES 2016B(g)	12/15/2046	7.63%	1,500,000	1,537,815
SOLARIS METROPOLITIAN DISTRICT #3 – SUBORDINATE SERIES 2016B(g)	12/15/2046	7.00%	1,000,000	1,025,950
SOLITUDE METROPOLITAN DISTRICT(j)	12/1/2026	7.00%	3,520,000	2,288,000
SORREL RANCH METROPOLITAN DISTRICT	12/1/2036	5.75%	5,977,000	5,859,851
SOUTHGLENN METROPOLITAN DISTRICT	12/1/2021	3.00%	949,000	952,227
SOUTHSHORE METROPOLITAN DISTRICT #2 CONV CABS(d)	12/1/2042	6.50%	7,205,000	7,243,187
SOUTHSHORE METROPOLITAN DISTRICT #2 – SUBORDINATE SERIES 2017(g)	12/15/2042	7.75%	5,202,000	5,210,063
ST VRAIN LAKES METROPOLITAN DISTRICT #2 – SENIOR SERIES 2017A	12/1/2037	5.00%	1,500,000	1,578,630
ST VRAIN LAKES METROPOLITAN DISTRICT #2 – SUBORDINATE SERIES 2017B(g)	12/15/2047	7.63%	1,083,000	1,125,887

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments — (Continued)

Colorado Municipal Bonds (Continued)	Maturity	Coupon	Principal	Value

Colorado (Continued)
STC METROPOLITAN DISTRICT #2 – SENIOR SERIES 2015A	12/1/2038	6.00%	$1,000,000	$1,032,080
STC METROPOLITAN DISTRICT #2 – SUBORDINATE SERIES 2015B(g)	12/15/2038	7.75%	3,500,000	3,577,735
STERLING RANCH COMMUNITY AUTHORITY BOARD – SENIOR SERIES 2015A	12/1/2035	5.50%	2,195,000	2,298,450
STERLING RANCH COMMUNITY AUTHORITY BOARD – SENIOR SERIES 2015A	12/1/2045	5.75%	3,000,000	3,137,850
STERLING RANCH COMMUNITY AUTHORITY BOARD – SUBORDINATE SERIES 2015B(g)	12/15/2045	7.75%	1,045,000	1,092,109
STONE RIDGE METROPOLITAN DISTRICT #2	12/1/2031	0.00%	11,896,000	1,903,360
TABLE MOUNTAIN METROPOLITAN DISTRICT – SENIOR SERIES 2016A	12/1/2045	5.25%	1,615,000	1,705,246
TABLE MOUNTAIN METROPOLITAN DISTRICT – SUBORDINATE SERIES 2016B(g)	12/15/2045	7.75%	570,000	599,412
TALLYN’S REACH METROPOLITAN DISTRICT #3	11/1/2038	5.13%	2,070,000	2,209,932
TALLYN’S REACH METROPOLITIAN DISTRICT #3 – SUBORDINATE SERIES 2016A(g)	11/1/2038	6.75%	1,220,000	1,257,686
TRAILS AT CROWFOOT METROPOLITAN DISTRICT NO 3(g)	12/15/2049	9.00%	2,090,000	2,120,702
UNITED WATER & SAN DISTRICT LUPTON LAKES	3/1/2021	6.00%	4,595,000	4,598,860
UNITED WATER & SAN DISTRICT ELBERT COUNTY(g)	12/1/2023	6.00%	3,949,000	3,950,659
VDW METROPOLITAN DISTRICT #2 – SUBORDINATE SERIES 2016B(g)	12/15/2045	7.25%	1,934,000	1,986,624
VALAGUA METROPOLITAN DISTRICT	12/1/2037	0.00%	11,500,000	2,196,500
VILLAS EASTLAKE RESERVOIR METROPOLITAN DISTRICT – SUBORDINATE SERIES 2016B(g)	12/15/2046	8.00%	355,000	370,691
WESTCREEK METROPOLITAN DISTRICT NO 2	12/1/2048	5.38%	1,300,000	1,345,266
WESTOWN METROPOLITAN DISTRICT – SENIOR SERIES 2017A	12/1/2047	5.00%	1,400,000	1,449,448
WHISPERING PINES METROPOLITAN DISTRICT #1 – SENIOR SERIES 2017A	12/1/2037	5.00%	2,000,000	2,136,100

Colorado (amortized cost $625,401,018)			678,702,095	625,021,219

Colorado Municipal Bonds (amortized cost $625,401,018)			$678,702,095	$625,021,219

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments — (Continued)

Short-Term Municipal Bonds 15.0%	Maturity	Coupon	Principal	Value

Colorado 60.6%
BOULDER CO HSG AUTH MF BROADWAY EAST APTS (LOC 3)	9/1/2037	1.65%	$1,680,000	$1,680,000
BOULDER COUNTY – BOULDER COLLEGE OF MASSAGE(a)(j)	10/15/2031	0.00%	4,315,000	4,315,000
BROOMFIELD URBAN RENEWAL AUTHORITY (LOC 1)	12/1/2030	1.64%	9,245,000	9,245,000
CECFA – PROSPECT RIDGE ACADEMY CHARTER SCHOOL	3/15/2023	5.00%	13,285,000	13,290,978
CECFA – UNIVERSITY LAB CHARTER SCHOOL #6	12/15/2019	2.50%	500,000	500,295
CECFA – MONARCH MONTESSORI CHARTER SCHOOL	5/15/2020	5.50%	8,565,000	8,567,912
CECFA – PROSPECT RIDGE ACADEMY CHARTER SCHOOL	3/15/2023	4.85%	20,995,000	21,000,879
CECFA – ABILITIES CONNECTION CHARTER SCHOOL	10/1/2020	5.85%	30,825,000	30,054,375
CECFA – ADDENBROOKE CLASSICAL ACADEMY CHARTER SCHOOL	6/1/2021	4.50%	17,710,000	17,710,531
COLORADO HOUSING & FINANCE AUTHORITY (LOC 4)	11/1/2036	1.63%	8,450,000	8,450,000
COLORADO HEALTH FACILITIES AUTHORITY(b)(d)	7/15/2020	0.00%	520,000	514,249
COLORADO HOUSING & FINANCE AUTHORITY – SERIES 2007A (LOC 3)	1/1/2032	1.65%	6,430,000	6,430,000
COLORADO SPRINGS UTILITIES (LOC 3)	11/1/2041	1.64%	1,300,000	1,300,000
FRONTERRA VLG METROPOLITAN DISTRICT #2	12/1/2019	4.50%	165,000	165,343
SHERIDAN REDEVLOPMENT AGENCY – SERIES 2011A-1 (LOC 5)	12/1/2029	1.60%	6,000,000	6,000,000

Colorado (amortized cost $129,951,426)			129,985,000	129,224,562

Multi-State 39.4%
FREDDIE MAC VR AMT TAX (LOC 6)	5/15/2046	1.64%	13,655,000	13,655,000
FREDDIE MAC AMT (LOC 6)	11/15/2036	1.63%	24,910,000	24,910,000
FREDDIE MAC VR AMT (LOC 6)	6/15/2036	1.63%	22,735,000	22,735,000
FREDDIE MAC VR (LOC 6)	12/15/2045	1.61%	19,390,000	19,390,000
SUNAMERICA TRUST CLASS A – SERIES 2001-2 AMT TAX (LOC 6)	7/1/2041	1.64%	3,500,000	3,500,000

Multi-State (amortized cost $84,190,000)			84,190,000	84,190,000

Short-Term Municipal Bonds (amortized cost $214,141,426)			$214,175,000	$213,414,562

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments — (Continued)

Other Municipal Bonds 7.2%	Maturity	Coupon	Principal	Value

South Dakota 64.8%
FLANDREAU SANTEE SIOUX TRIBE	1/1/2036	5.75%	$6,055,000	$5,795,543
FLANDREAU SANTEE SIOUX TRIBE	1/1/2026	5.00%	3,695,000	3,588,399
FLANDREAU SANTEE SIOUX TRIBE	1/1/2031	5.50%	3,565,000	3,417,373
FLANDREAU SANTEE SIOUX TRIBE TE SERIES 2018B	1/1/2038	6.00%	6,120,000	6,311,923
FLANDREAU SANTEE SIOUX TRIBE TE SERIES 2018C	1/1/2038	6.00%	5,450,000	5,620,912
FLANDREAU SANTEE SIOUX TRIBE TAXABLE SERIES 2018A	1/1/2023	8.28%	875,000	895,799
FLANDREAU SANTEE SIOUX TRIBE TAXABLE SERIES 2018A	1/1/2024	8.28%	950,000	976,819
FLANDREAU SANTEE SIOUX TRIBE TAXABLE SERIES 2018A	1/1/2025	8.28%	1,030,000	1,062,919
FLANDREAU SANTEE SIOUX TRIBE TAXABLE SERIES 2018A	1/1/2026	8.28%	1,115,000	1,154,337
FLANDREAU SANTEE SIOUX TRIBE TAXABLE SERIES 2018A	1/1/2027	8.28%	1,205,000	1,254,031
FLANDREAU SANTEE SIOUX TRIBE TAXABLE SERIES 2018A	1/1/2028	8.28%	1,305,000	1,363,451
FLANDREAU SANTEE SIOUX TRIBE TAXABLE SERIES 2018A	1/1/2033	8.28%	8,670,000	9,058,329
LOWER BRULE SIOUX TRIBE	3/1/2025	5.88%	1,300,000	1,306,175
OGLALA SIOUX TRIBE OF PINE RIDGE	10/1/2022	5.00%	1,365,000	1,366,802
OGLALA SIOUX TRIBE, SERIES 2018	7/1/2028	5.50%	3,700,000	3,840,082
OGLALA SIOUX TRIBE, SERIES 2018	7/1/2037	6.00%	9,270,000	9,607,057
OGLALA SIOUX TRIBE, SERIES 2018B	9/1/2041	6.50%	6,500,000	6,896,370
OGLALA SIOUX TRIBE OF PINE RIDGE	10/1/2024	5.50%	1,985,000	1,986,151
OGLALA SIOUX TRIBE, SERIES 2018C	10/1/2026	8.00%	800,000	832,032

South Dakota (amortized cost $64,937,883)			64,955,000	66,334,505

Puerto Rico 10.1%
COMMONWEALTH OF PUERTO RICO(a)	7/1/2035	8.00%	2,500,000	1,503,125
PUERTO RICO SALES TAX FINANCING CORP RESTRUCTURED SER 2019 A-1	7/1/2034	4.50%	277,000	295,902
PUERTO RICO SALES TAX FINANCING CORP RESTRUCTURED SER 2019 A-1	7/1/2040	4.55%	140,000	144,348
PUERTO RICO SALES TAX FINANCING CORP RESTRUCTURED SER 2019 A-1	7/1/2053	4.75%	1,028,000	1,066,550
PUERTO RICO SALES TAX FINANCING CORP RESTRUCTURED SER 2019 A-1	7/1/2058	5.00%	2,600,000	2,740,972

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments — (Continued)

Other Municipal Bonds (Continued)	Maturity	Coupon	Principal	Value

Puerto Rico (Continued)
PUERTO RICO SALES TAX FINANCING CORP RESTRUCTURED SER 2019 A-1	7/1/2024	0.00%	$140,000	$122,168
PUERTO RICO SALES TAX FINANCING CORP RESTRUCTURED SER 2019 A-1	7/1/2027	0.00%	267,000	212,479
PUERTO RICO SALES TAX FINANCING CORP RESTRUCTURED SER 2019 A-1	7/1/2029	0.00%	260,000	192,964
PUERTO RICO SALES TAX FINANCING CORP RESTRUCTURED SER 2019 A-1	7/1/2031	0.00%	336,000	231,175
PUERTO RICO SALES TAX FINANCING CORP RESTRUCTURED SER 2019 A-1	7/1/2033	0.00%	378,000	237,959
PUERTO RICO SALES TAX FINANCING CORP RESTRUCTURED SER 2019 A-1	7/1/2046	0.00%	3,597,000	953,852
PUERTO RICO SALES TAX FINANCING CORP RESTRUCTURED SER 2019 A-1	7/1/2051	0.00%	2,930,000	567,951
PUERTO RICO SALES TAX FING CORP TAX REV DTD 8/1/2019 4.329% SER A-2 7/1/2040	7/1/2040	4.33%	1,424,000	1,445,332
PUERTO RICO SALES TAX FING CORP TAX REV DTD 8/1/2019 4.536% SER A-2 7/1/2053	7/1/2053	4.54%	43,000	43,860
PUERTO RICO SALES TAX FING CORP TAX REV DTD 8/1/2019 4.784% SER A-2 7/1/2058	7/1/2058	4.78%	571,000	592,464

Puerto Rico (amortized cost $9,401,367)			16,491,000	10,351,101

Oregon 5.7%
MULTNOMAH CITY HOSPITAL FACILITY ODD FELLOWS	10/1/2020	5.45%	5,815,000	5,814,826

Oregon (amortized cost $5,815,000)			5,815,000	5,814,826

South Carolina 5.5%
GREEN MIDLANDS CHARTER SCHOOL – SENIOR SERIES 2016A	12/1/2021	5.25%	5,655,000	5,657,262

South Carolina (amortized cost $5,655,000)			5,655,000	5,657,262

Arizona 4.9%
HERITAGE ACADEMY CHARTER SCHOOL MARICOPA COUNTY	7/1/2027	5.25%	5,000,000	5,057,800

Arizona (amortized cost $5,000,000)			5,000,000	5,057,800

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments — (Continued)

Other Municipal Bonds (Continued)	Maturity	Coupon	Principal	Value

Multi-State 4.8%
FREDDIE MAC(g)(j)	1/1/2037	9.75%	$4,904,915	$4,904,915

Multi-State (amortized cost $4,904,915)			4,904,915	4,904,915

Washington 2.4%
TACOMA CONSOLIDATED LID	4/1/2043	5.75%	2,475,000	2,486,484

Washington (amortized cost $2,317,491)			2,475,000	2,486,484

Missouri 1.3%
KANSAS CITY INDL DEV AUTH	1/1/2028	6.75%	500,000	502,010
ST LOUIS INDL DEV AUTH SR HSG – SENIOR SERIES 2005A	5/1/2027	6.75%	868,000	846,890

Missouri (amortized cost $1,368,000)			1,368,000	1,348,900

Oklahoma 0.5%
HASKELL CNTY PUBLIC FAC.	4/1/2024	5.25%	450,000	468,432

Oklahoma (amortized cost $450,000)			450,000	468,432

Other Municipal Bonds (amortized cost $99,849,656)			$107,113,915	$102,424,226

Colorado Capital Appreciation and Zero Coupon Bonds 4.8%

Colorado 100.0%
CONIFER METROPOLITAN DISTRICT(a)(d)(j)	12/1/2031	0.00%	$7,470,000	$2,988,000
FLYINGHORSE METROPOLITAN DISTRICT #2(d)	12/15/2042	8.00%	15,725,000	16,135,580
PV-ERU HOLDING TRUST(a)	12/15/2037	0.00%	14,000,000	2,940,000
PV-ERU HOLDING TRUST(a)	2/14/2039	0.00%	710,000	149,100
PV-ERU HOLDING TRUST(a)	2/14/2039	0.00%	3,122,000	655,620
PV-ERU HOLDING TRUST(a)	2/14/2039	0.00%	13,168,000	2,765,280
RAVENNA METROPOLITAN DISTRICT CONV CABS – SERIES 2017A(d)	12/1/2046	5.00%	33,685,000	34,544,304
RAVENNA METROPOLITAN DISTRICT CONV CABS – SERIES 2017 SUPPLEMENTAL B(d)	12/1/2021	0.00%	15,000	13,614
RAVENNA METROPOLITAN DISTRICT CONV CABS – SERIES 2017 SUPPLEMENTAL B(d)	12/1/2022	0.00%	170,000	147,444
RAVENNA METROPOLITAN DISTRICT CONV CABS – SERIES 2017 SUPPLEMENTAL B(d)	12/1/2023	0.00%	325,000	269,919
RAVENNA METROPOLITAN DISTRICT CONV CABS – SERIES 2017 SUPPLEMENTAL B(d)	12/1/2024	0.00%	490,000	388,810

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments — (Continued)

Colorado Capital Appreciation and Zero Coupon Bonds (Continued)		Maturity	Coupon	Principal	Value

Colorado (Continued)
RAVENNA METROPOLITAN DISTRICT CONV CABS – SERIES 2017 SUPPLEMENTAL B(d)		12/1/2025	0.00%	$585,000	$442,787
STERLING RANCH METROPOLITAN DISTRICT #2 CONV CAB(d)		12/1/2045	0.00%	6,685,000	6,226,342
WILDWING METROPOLITAN DISTRICT #1(d)		12/1/2023	0.00%	1,400,000	1,031,212

Colorado (amortized cost $75,141,822)				97,550,000	68,698,013

Colorado Capital Appreciation and Zero Coupon Bonds (amortized cost $75,141,822)				$97,550,000	$68,698,013

Colorado Taxable Certificates/Notes/Bonds 0.5%

Colorado 100.0%
PUBLIC FINANCE AUTH CHARTER SCHOOL-COLORADO SPRINGS TXBL		7/1/2026	7.00%	$6,060,000	$6,172,595
PFA AURORA CHARTER SCHOOL BC PROJECT SER C – TAXABLE		7/1/2029	7.00%	1,235,000	1,230,776
TABERNASH POLE CREEK NOTE(a)(j)		12/31/2019	0.00%	227,347	88,199

Colorado (amortized cost $7,522,347)				7,522,347	7,491,570

Colorado Taxable Certificates/Notes/Bonds (amortized cost $7,522,347)				$7,522,347	$7,491,570

Total investments, at value (amortized cost $1,022,056,268)	71.5%				$1,017,049,589
Other assets net of liabilities	28.5%				405,647,729

Net Assets	100.0%				$1,422,697,319

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments — (Continued)

(a)	Defaulted or non-income producing based upon the financial condition of the issuer (see note 2 in notes to financial statements).

(b)	Originally issued as general obligation bonds but are now pre-refunded and are secured by an escrow fund consisting entirely of direct U.S. Government obligations.

(c)	Represents securities whose blended characteristics are reflective of a zero coupon bond and a step rate bond. Interest rate shown represents effective yield at acquisition.

(d)	Interest rate shown for capital appreciation and zero coupon bonds represents the effective yield at the date of acquisition.

(e)

Principal-only certificate represents the right to receive the principal payments on the underlying debt security upon maturity. The price of this security is typically more volatile than that of coupon-bearing bonds of the same maturity.

(f)

Interest-only certificate represents the right to receive semi-annual interest payments on the underlying debt security. The principal amount of the underlying security represents the notional amount on which current interest is calculated. The interest rate shown represents the effective yield at the date of acquisition.

(g)	Interest rate disclosed for cash flow bond represents the effective yield at September 30, 2019. Income on this security is derived from the cash flow of the issuer.

(h)	Represents current interest rate for a step rate bond. No step rate bonds were owned by the Fund at September 30, 2019.

(i)

Terms of security have been restructured since the original issuance. The total face amount of all such restructured securities approximates $10,889,679 and a value of $6,861,694 or less than 1.0% of net assets, as of September 30, 2019.

(j)	Securities valued at fair value (see note 2 in notes to financial statements).

(k)	See note 7 in notes to financial statements for further information on purchase accrued interest related to these bonds.

(l)

The Fund has entered into a forbearance agreement under which it agrees that the issuer may pay a reduced rate of interest in lieu of the contract rate for a period of time (see note 2 in notes to financial statements).

See accompanying notes to financial statements.

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments — (Continued)

(LOC)

These securities are Variable Rate Demand Obligations (“VRDO”) with scheduled principal and interest payments that have a guaranteed liquidity provider in the form of a letter of credit. These obligations bear interest at a rate that resets daily or weekly (see note 2 in notes to financial statements). The numbered list below corresponds to the liquidity provider associated with the respective LOC.

1. BNP Paribas

2. FHLB Topeka

3. US Bank, N. A.

4. Royal Bank of Canada

5. JPMorgan Chase Bank, N.A.

6. Freddie Mac

The following abbreviations are used in the descriptions of securities included in the Schedule of Investments:

CABS — Capital Appreciation Bonds

CONV — Convertible

I/O — Interest Only

L/D — Local Improvement District

P/O — Principal Only

See accompanying notes to financial statements.

Colorado BondShares

A Tax-Exempt Fund

Statement of Assets and Liabilities

September 30, 2019

ASSETS
Investments, at value (amortized cost $1,022,056,268)	$1,017,049,589
— see accompanying schedule
Cash	226,276,214
Interest receivable	91,868,239
Purchase accrued interest (note 7)	90,496,386
Receivable for shares of beneficial interest sold	215,008

TOTAL ASSETS	1,425,905,436

LIABILITIES
Payables and other liabilities:
Dividends payable	2,137,580
Payable for shares of beneficial interest redeemed	135,409
Management fees payable	582,109
Accrued expenses payable	353,019

TOTAL LIABILITIES	3,208,117

NET ASSETS	$1,422,697,319

COMPOSITION OF NET ASSETS
Paid-in capital	$1,426,126,483
Accumulated net realized gain	1,577,515
Net unrealized depreciation of investments	(5,006,679)

NET ASSETS	$1,422,697,319

NET ASSET PRICE AND REDEMPTION PRICE PER SHARE (based on 153,771,037 shares of beneficial interest outstanding at September 30, 2019 unlimited number of no par value shares authorized)	$9.25

MAXIMUM OFFERING PRICE PER SHARE (net asset value plus sales charge of 4.75% of offering price)	$9.71

See accompanying notes to financial statements.

Colorado BondShares

A Tax-Exempt Fund

Statement of Operations

For the Fiscal Year Ended September 30, 2019

INVESTMENT INCOME
Interest	$60,920,725
EXPENSES
Management fees (note 4)	6,672,065
Custodian fees (note 5)	97,459
Legal and auditing fees	130,305
Portfolio pricing fees	31,390
Registration fees	11,315
Shareholders’ reports	93,805
Transfer agency expenses (note 4)	182,500
Trustees’ fees	12,045
Other	127,019

Total expenses	7,357,903
Custody credits (note 5)	(73,369)

Net expenses	7,284,534

NET INVESTMENT INCOME	53,636,191

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	791,698
Net unrealized appreciation on investments	24,972,748

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	25,764,446

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$79,400,637

See accompanying notes to financial statements.

Colorado BondShares

A Tax-Exempt Fund

Statements of Changes in Net Assets

For the Fiscal Year Ended September 30

	2019	2018
FROM OPERATIONS:
Net investment income	$53,636,191	$47,923,949
Net realized gain on investments	791,698	8,849,974
Unrealized appreciation on investments	24,972,748	5,152,413

Net increase in net assets resulting from operations	79,400,637	61,926,336

FROM DISTRIBUTIONS TO SHAREHOLDERS: (note 2)
Dividends to shareholders from net investment income	(53,636,191)	(47,923,949)
Net realized gain to shareholders from investment transactions	(7,955,977)	(2,461,987)

Total distributions to shareholders	(61,592,168)	(50,385,936)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares	181,256,062	165,737,565
Reinvested dividends and distributions	42,167,400	33,688,617
Redemption of shares	(84,492,630)	(82,825,774)

Increase in net assets derived from beneficial interest transactions	138,930,832	116,600,408

Net increase in net assets	156,739,301	128,140,808
NET ASSETS:
Beginning of period	1,265,958,018	1,137,817,210

End of period	$1,422,697,319	$1,265,958,018

See accompanying notes to financial statements.

Colorado BondShares

A Tax-Exempt Fund

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Sales charges are not reflected in the total returns.

	For the Fiscal Year Ended September 30
	2019	2018	2017	2016	2015
For a share outstanding throughout the period
Net asset value, beginning of period	$9.13	$9.05	$9.18	$9.14	$9.11

Income From Investment Operations
Net investment income(1)	0.37	0.36	0.41	0.39	0.37
Net gain or (loss) on investments (both realized and unrealized)	0.17	0.10	(0.06)	0.06	0.04

Increase from investment operations	0.54	0.46	0.35	0.45	0.41
Less Distributions
Dividends to shareholders from net investment income	(0.37)	(0.36)	(0.41)	(0.39)	(0.37)
Distributions from realized capital gains	$(0.05)	$(0.02)	$(0.07)	$(0.02)	$(0.01)

Total Distributions	(0.42)	(0.38)	(0.48)	(0.41)	(0.38)

Net increase (decrease) in net asset value	0.12	0.08	(0.13)	0.04	0.03

Net Asset Value, end of period	$9.25	$9.13	$9.05	$9.18	$9.14

Total Return, at Net Asset Value(2)	6.09%	5.29%	4.03%	5.07%	4.48%

Ratios/Supplemental Data:
Ratios to average net assets:
Net investment income	4.02%	4.00%	4.54%	4.29%	4.03%
Total expenses	0.55%	0.56%	0.62%	0.56%	0.58%
Net expenses	0.55%	0.56%	0.61%	0.55%	0.58%
Net assets, end of period (000s)	$1,422,697	$1,265,958	$1,137,817	$1,062,007	$921,523

Portfolio turnover rate(3)	9.62%	27.02%	8.77%	16.77%	19.06%

(1)	Net investment income per share was calculated using an average shares method.

(2)

Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(3)

The portfolio turnover rate is computed by dividing the lesser of purchases or sales of portfolio securities for a period by the monthly average of the value of portfolio securities owned during the period. Sales of securities include the proceeds of securities that have been called or for which payment has been made through redemption or maturity. Securities with a maturity date of one year or less at the time of acquisition are excluded from the calculation. Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) for the period ended September 30, 2019 were $223,558,470 and $77,288,124 respectively.

See accompanying notes to financial statements.

Colorado BondShares

A Tax-Exempt Fund

Notes to Financial Statements

(1)	Organization

Colorado BondShares — A Tax-Exempt Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management company. The Fund’s investment objectives are to maximize income exempt from federal income taxes and from personal income taxes of the State of Colorado to the extent consistent with the preservation of capital and to seek opportunities for capital appreciation. The Fund’s investment adviser is Freedom Funds Management Company (“Freedom Funds”).

(2)	Summary of Significant Accounting Policies

These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. These financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of financial position and results of operations for the reporting period. The following summarizes the significant accounting policies of the Fund:

(a)	Investment Valuation and Risk

Securities for which there is no last sales price are valued by an independent pricing service based on evaluated prices which considers such factors as transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities, or are fair valued by management.

Securities for which market quotations are not readily available (or management considers otherwise are no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Trustees. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security. Short-term holdings are valued at current market quotations or amortized cost, whichever management believes best approximates fair value.

Fixed-income securities owned by the Fund are subject to interest-rate risk, credit risk, prepayment risk and market risk. The Fund invests in not rated securities which may be subject to a greater degree of credit risk and risk of loss of income and principal and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund concentrates its investments in Colorado and,

Colorado BondShares

A Tax-Exempt Fund

Notes to Financial Statements — (Continued)

therefore, may be impacted by specific events, issuers or factors affecting Colorado. The Fund has more credit risk related to the economic conditions of Colorado than a portfolio with a broader geographical diversification.

Accounting Standards Codification (“ASC”) 820 Fair Value Measurements and Disclosures establishes a fair value hierarchy that classifies securities based on valuation techniques used to measure fair value and distinguish between observable inputs (market data obtained from independent sources) and the reporting entities own assumptions, which are not readily observable to market participants. The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

Level 1 Inputs:    Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date.

Level 2 Inputs:    Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. If the asset or liability has a specified (contractual) term, a Level 2 input must be observable for substantially the full term of the asset or liability.

Level 3 Inputs:    Significant unobservable inputs for the asset or liability including management’s own assumptions. Unobservable inputs shall be used to measure fair value to the extent that observable inputs are not available.

The following table summarizes the valuation of the Fund’s investments as defined by ASC 820 hierarchy levels as of September 30, 2019:

Valuation Inputs Summary

	Colorado Municipal Bonds	Short-Term Municipal Bonds	Other Municipal Bonds	Colorado Capital Appreciation and Zero Coupon Bonds	Colorado Taxable Certificates/ Notes/ Bonds	Total Securities September 30, 2019
Level 1 Securities	$—	$—	$—	$—	$—	$—
Level 2 Securities	611,307,149	209,099,562	97,519,310	65,710,013	7,403,371	991,039,405
Level 3 Securities	13,714,070	4,315,000	4,904,915	2,988,000	88,199	26,010,184

Totals	$625,021,219	$213,414,562	$102,424,225	$68,698,013	$7,491,570	$1,017,049,589

Colorado BondShares

A Tax-Exempt Fund

Notes to Financial Statements — (Continued)

	Colorado Municipal Bonds	Short-Term Municipal Bonds	Other Municipal Bonds	Colorado Capital Appreciation and Zero Coupon Bonds	Colorado Taxable Certificates/ Notes/Bonds	Totals
Level 3 Beginning Balance September 30, 2018	$18,651,977	$—	$4,904,915	$3,352,312	$127,601	$27,036,805
Unrealized Losses	(1,624,306)	—	—	(364,312)	(39,402)	(2,028,020)
Unrealized Gains	—	—	—	—	—	—
Realized Losses	—	—	—	—	—	—
Realized Gains	41,413	—	—	—	—	41,413
Purchases	—	—	—	—	—	—
Sales	(46,014)	—	—	—	—	(46,014)
Transfers In to Level 3*	1,006,000	4,315,000	—	—	—	5,321,000
Transfers Out of Level 3*	(4,315,000)	—	—	—	—	(4,315,000)

Balance as of September 30, 2019	$13,714,070	$4,315,000	$4,904,915	$2,988,000	$88,199	$26,010,184

* Transfers from Level 2 to Level 3 are because of a lack, or change of observable inputs or reduced market data reliability. Transfers from Level 3 to Level 2 are the result of observable inputs becoming available or increased market data reliability. The Fund’s policy is to recognize transfers into and out of Level 3 when management becomes aware of a change to significant observable input or market data reliability.

From September 30, 2018 to September 30, 2019, there were no Level 1 Securities.

Significant Unobservable Inputs Quantitative Disclosure

Level 3 Securities*	Fair Value as of September 30, 2019	Valuation Technique(s)**	Unobservable Inputs	Low	High	Weighted Average
Colorado Municipal Bonds	$13,714,070	discounted cash flow	probability of default	5.00%	100.00%	31.38%
		consensus pricing	Bond Dealer #1	9.00%	100.00%	69.34%
Short-Term Municipal Bonds	4,315,000	discounted cash flow	probability of default	5.00%	5.00%	5.00%
		consensus pricing	Bond Dealer #1	100.00%	100.00%	100.00%
Other Municipal Bonds	4,904,915	discounted cash flow	probability of default	1.00%	1.00%	1.00%
		consensus pricing	Bond Dealer #1	100.00%	100.00%	100.00%
Colorado Capital Appreciation and Zero Coupon Bonds	2,988,000	discounted cash flow	probability of default	100.00%	100.00%	100.00%
		consensus pricing	Bond Dealer #1	40.00%	40.00%	40.00%
Colorado Taxable Certificates/Notes/Bonds	88,199	discounted cash flow	probability of default	100.00%	100.00%	100.00%
		consensus pricing	Bond Dealer #1	38.08%	38.08%	38.08%

Total Level 3 Securities at September 30, 2019	$26,010,184

Colorado BondShares

A Tax-Exempt Fund

Notes to Financial Statements — (Continued)

The significant unobservable inputs used in the fair value measurement of the Fund’s securities are collateral value, probability of default, and loss severity in the event of default. Any changes in unobservable inputs may result in substantial changes to fair value measurements.

* The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2(a). The appropriateness of fair values for these securities is based on results of back testing, broker due diligence, unchanged price review and consideration of macro or security specific events.

** Other unobservable inputs used in the discounted cash flow technique include collateral value and loss severity. These unobservable inputs are specific to the characteristics of each security being valued.

(b)	Cash

The Fund continually monitors its positions with, and the credit quality of, the financial institutions with which it invests. As of September 30, 2019, and periodically throughout the year, the Fund has maintained balances in various operating accounts in excess of federally insured limits.

(c)	Income Tax Information and Distributions to Shareholders

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute all its net investment income and any net realized gain on investments not offset by capital loss carryforwards to shareholders. The Fund distributes investment income monthly and due to the tax-exempt nature of its investments, the income is generally non-taxable to the shareholders. The Fund distributes net realized capital gains, if any, to its shareholders at least annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatment of tax allocations.

Management has reviewed the Fund’s tax position for all open tax years. As of September 30, 2019, the Fund did not have a liability for any unrecognized tax obligations. The fund recognizes interest and penalties, if any, related to unrecognized tax obligations as income tax expense in the Statement of Operations. The Fund has no examinations in progress.

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains were as follows during the Fund’s tax years ended September 30, 2019 and September 30, 2018:

	2019	2018
Undistributed net tax-exempt income	$—	$—
Undistributed net ordinary income*	22,951	1,357,460
Undistributed net long-term capital gain	748,825	6,583,724

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

Colorado BondShares

A Tax-Exempt Fund

Notes to Financial Statements — (Continued)

The tax character of distributions paid during the Fund’s tax years ended September 30, 2019 and September 30, 2018 was designated for purposes of the dividends paid deduction as follows:

	2019	2018
Distributions from net tax-exempt income*	$51,436,656	$47,876,432
Distributions from net ordinary income**	2,939,127	2,381,563
Distributions from net long-term capital gain	6,583,725	600,302

* The Fund hereby designates this amount paid during the fiscal year ended September 30, 2019, as Exempt Interest Dividends.

** Net ordinary income consists of taxable market discount income, taxable interest income and net short-term gains, if any.

At September 30, 2019, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis , were as follows:

Cost of investments	$1,022,056,268

Gross unrealized appreciation	$26,801,361
Gross unrealized depreciation	(31,808,040)

Net unrealized depreciation of investments	$(5,006,679)

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund in taxable years beginning after December 22, 2010 are not subject to expiration and such losses retain their character as either short-term or long-term, rather than being considered short-term as under previous law. Post-enactment capital losses must be fully utilized prior to utilizing any losses incurred in pre-enactment tax years. At September 30, 2019, the Fund did not have any capital loss carryforwards.

(d)	Defaulted or Non-income Producing Investments

The Fund discontinues the accrual of interest income on municipal bonds when the securities become delinquent as to payment of principal or interest, or when the Fund’s investment adviser determines that an uncertainty exists as to the realization of all or a portion of the principal balance. The face amount of bonds for which the accrual of interest income has been discontinued approximates $67,372,347 and such bonds have a value of $20,739,174 or 1.46% of net assets, as of September 30, 2019. These securities have been identified in the accompanying Schedule of Investments.

The Fund has entered into forbearance agreements with one district under which it agrees that the issuer may pay a reduced rate of interest in lieu of the contract rate for a period of time. Face amount of the bonds for which the Fund has entered into forbearance agreements total $27,375,000 and have a value of $18,030,743 or 1.27% of net assets, as of September 30, 2019. These securities have been identified in the Schedule of Investments.

Colorado BondShares

A Tax-Exempt Fund

Notes to Financial Statements — (Continued)

(e)	Investment Transactions and Revenue Recognition

Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Purchases and sales of securities, other than short-term securities, aggregated to $223,558,470 and $77,288,124 respectively.

Dividends to shareholders are declared each business day and paid monthly. Distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses from investment transactions are calculated using the identified-cost basis, which is the same basis the Fund uses for federal income tax purposes. Interest income is recorded on the accrual basis.

Variable Rate Demand Obligations (“VRDO”) purchased by the Fund are floating rate obligations that have a nominal long-term maturity but have a coupon rate that is reset periodically (e.g., daily or weekly). The investor has the option to put the issue back to the trustee or tender agent at any time with specified (e.g., seven days) notice; accordingly the Fund treats these obligations as short-term holdings. On September 30, 2019, the interest rates paid on these obligations ranged from 1.60% to 1.65%.

(f)	Classification of Distributions to Shareholders

The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

(g)	Securities Purchased on a When-Issued Basis

The Fund may purchase securities on a when-issued basis with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and may increase or decrease in value prior to the delivery date. The Fund maintains segregated assets with a value equal to or greater than the amount of its purchase commitments. The Fund did not have any when-issued securities at September 30, 2019.

Colorado BondShares

A Tax-Exempt Fund

Notes to Financial Statements — (Continued)

(3)	Shares of Beneficial Interest

The Fund has an unlimited number of no par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Years Ended September 30,
	2019		2018
	Shares	Amount	Shares	Amount
Shares sold	19,795,766	$181,256,062	18,268,580	$165,737,565
Dividends reinvested	4,615,031	42,167,400	3,714,640	33,688,617

	24,410,797	223,423,462	21,983,220	199,426,182
Shares redeemed	(9,231,647)	(84,492,630)	(9,126,410)	(82,825,774)

Net increase in shares outstanding	15,179,150	$138,930,832	12,856,810	$116,600,408

(4)	Management Fees and Other Transactions with Affiliates

Management fees paid to Freedom Funds were in accordance with the investment advisory agreement with the Fund which provides for an annual fee equivalent to 0.5% of the net assets of the Fund. Freedom Funds pays all expense associated with advertising, marketing, and distributing the Fund’s shares and serves as the transfer agent, dividend disbursing agent, and registrar for the Fund. Freedom Funds provided certain transfer agency and shareholder services as part of the management fee arrangement for the period ended September 30, 2019. Transfer agency expenses on the Statement of Operations represent direct expenses charged to the Fund by third parties.

Allen Insurance, an affiliate of the investment adviser, acted as agent for the Fidelity Bond and the Errors and Omissions insurance policy maintained by the Fund and as a result received compensation in the form of commissions. The policies were provided by Traveler’s Insurance Company and all the commissions referred to above were paid by Travelers. Allen Insurance received no compensation directly from the assets of the Fund.

The Fund does not have any Trustees who are affiliated with the Adviser or Distributor. The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund does not reimburse the Adviser for any compensation or fees associated with the Chief Compliance Officer.

Colorado BondShares

A Tax-Exempt Fund

Notes to Financial Statements — (Continued)

(5)	Custody Credits

Expenses paid indirectly by the Fund represent earnings credits on cash balances maintained with the Fund’s custodian bank, UMB Bank, N.A. The earnings credits resulted in offsetting custodian fees of $73,369 for the period ended September 30, 2019.

(6)	Indemnification

From time to time the Fund may be involved in certain disputes and legal actions arising in the ordinary course of its business. While it is not feasible to predict or determine the outcome of these proceedings, in management’s opinion, based on a review with legal counsel, none of these disputes and legal actions is expected to have a material impact on its financial position or results of operations. However, litigation is subject to inherent uncertainties, and an adverse result in these matters may arise from time to time that may harm the Fund’s business.

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(7)	Purchase Accrued Interest

Purchase accrued interest is typically a component of a municipal bond purchase and is paid on settlement date. The accrual period begins on the last interest payment date (or original issue date) and runs through the day immediately preceding the settlement date. The Fund has purchased three bonds from the Meadows Metropolitan Districts No. 1, 2 and 7 with an aggregate balance of purchase accrued of $90,436,317 (99.9% of the September 30, 2019 balance of $90,496,386). Approximately $76,513,856 of additional interest has accrued on the purchase accrued interest since its purchase in 2007. This additional accrued interest has been fair valued in accordance with ASC 820 at approximately $56,636,533 and is included in other assets net of liabilities in the Schedule of Investments. This amount bears interest at the rate of 7.999% and will be received over an uncertain period of years. The value of the Meadows bonds is contained within three separate line items of the financial statements which all relate to a single set of bonds that cannot be sold separately.

Colorado BondShares

A Tax-Exempt Fund

Notes to Financial Statements — (Continued)

(8)	Litigation

The Fund is periodically involved in various legal proceedings. At September 30, 2019, the Fund has a litigation accrual of $188,634 for all pending litigation matters primarily for the purpose of paying lawyer fees. Possible additional amounts cannot be currently estimated but will be set aside as needed. Although there can be no assurances, based on information available, management believes that it is probable that the ultimate outcome of the action described below and other matters that are pending or threatened will not have a material effect on the Fund’s financial condition.

Marin	Metropolitan District LTD Tax G.O. Series 2008

The Fund is the beneficial owner of bonds issued in 2008 (the “Bonds”), by Marin Metropolitan District (the “District”), as described more fully in the Fund’s most recent quarterly schedule of portfolio holdings for the period ended June 30, 2019, on Form NPORT-EX filed with the Securities and Exchange Commission (“SEC”) on August 29, 2019. The original principal amount of the Bonds was $30,485,000. The current principal amount of the Bonds is $17,485,000. The valuation of these Bonds as of June 30, 2019 was set forth in the schedule of investments included in the Fund’s above referenced Form N-PORT-EX.

On June 1, 2011, Landmark Towers Association, Inc. (“Landmark”), a homeowners association, filed an action on behalf of its members entitled Landmark Towers Ass’n, et al. v. UMB Bank, et al., Case Number 2011-CV-1076 in Arapahoe County District Court, Colorado (“Landmark Litigation”). The complaint filed in the Landmark Litigation sought a temporary restraining order, declaratory relief and permanent injunction against the District, the Fund, and UMB Bank (“UMB”), the trustee, alleging that the taxes imposed by the District pledged to pay the Bonds violated Colorado’s Tax Payer Bill of Rights (“TABOR”).

In August 2011, Landmark sought to freeze approximately $13,000,000 in original proceeds from the sale of the Bonds to the Fund, which moneys were held by UMB as trustee. The District Court denied Landmark’s efforts to freeze the $13,000,000 and allowed those moneys to be paid to the Fund, which reduced the principal amount of the Bonds to the current level.

In July and August of 2013, the District Court held a bench trial regarding Landmark’s claims for declaratory relief and permanent injunction. On September 6, 2013, the District Court issued an order (“Sept. 6 Order”) that the District was properly formed and that the election approving the taxes was proper, but nonetheless held that there were violations of TABOR relating to the property taxes. In particular, the District Court held that (1) bond proceeds were used to pay improper charges of the developer; (2) the taxes exceeded the maximum mill levy for debt service; and (3) the taxes did not benefit the Landmark taxpayers. After holding that the taxes did not provide a benefit to the Landmark taxpayers, the Court enjoined the District from imposing its taxes on the Landmark members for purposes of paying the Bonds (the “Injunction”). The Fund, the District, and UMB filed a motion for reconsideration of the Sept. 6 Order, which the District Court denied in an order dated October 31, 2013 (“Oct. 31 Order”).

Colorado BondShares

A Tax-Exempt Fund

Notes to Financial Statements — (Continued)

While the Fund was not found to be responsible for damages based on the asserted TABOR violations, the District Court on March 10, 2014, entered an order allowing Landmark to pursue claims for fraudulent transfer and constructive trust that could result in the Fund being ordered to pay some or all of the tax refund obligations of the District.

In August 2014, the District Court held a four-day trial on the newly asserted claims against the Fund, and on September 10, 2014, the District Court issued an order (the “Sept. 10 Order”) denying each of the new claims asserted against the Fund. Landmark, however, filed a post-trial motion for reconsideration of the Sept. 10 Order, which motion was denied on November 12, 2014.

The Fund filed a Notice of Appeal of the Sept. 6 Order and the Oct. 31 Order, including the Injunction.

On April 21, 2016, the Colorado Court of Appeals issued an Opinion (the “April 2016 Opinion”), in which it concluded that the TABOR election held for approving the Bonds and the District’s ad valorem property taxes was invalid because eligible electors were denied the right to vote in the election and that ineligible electors voted in the election. Based on those decisions, the Court of Appeals upheld the injunction against the District, prohibiting it from levying taxes for payment of the Bonds.

The April 2016 Opinion created uncertainty in the Colorado public finance market in that it calls into question the process that is routinely used to qualify electors for special district elections in Colorado. Emergency legislation was introduced in the Colorado legislature to remove the uncertainty and any impact the April 2016 Opinion may have on other special district financings. The Colorado General Assembly unanimously passed the legislation, and it was signed by the Governor on May 18, 2016.

In a further effort to reduce any impact the April 2016 Opinion may have on the Colorado public finance market, the Fund filed a Petition for Rehearing with the Court of Appeals, asking it to withdraw a portion of its April 2016 Opinion as unnecessary. That Petition was filed on May 5, 2016, and was denied on May 12, 2016.

The Fund filed a petition with the Colorado Supreme Court to review the April 2016 Opinion on various grounds. On November 7, 2016, the Supreme Court granted the petition for review. On December 11, 2017, the Supreme Court reversed the April 2016 Opinion on the grounds that all claims challenging the election held by the District in 2007 were barred under C.R.S. § 1-11-213(4) (which requires an election contest to be filed no later than 10 days after the certification of the results of an election). The Supreme Court, however, remanded the case back to the Court of Appeals to decide issues that were not decided in the April 2016 Opinion.

On January 8, 2018, Landmark filed a Petition for Rehearing asking the Supreme Court to reconsider its decision to reverse the April 2016 Opinion. On January 22, 2018, the Supreme Court denied the Petition for Rehearing.

On May 5, 2018, the Court of Appeals issued an opinion on remanded issues (the “May 2018 Opinion”), concluding that the due process rights of the District taxpayers were violated and upholding the injunction that prevents the District from collecting taxes for repayment of the Bonds.

Colorado BondShares

A Tax-Exempt Fund

Notes to Financial Statements — (Continued)

The Fund filed a petition with the Colorado Supreme Court to review the May 2018 Opinion on various grounds. The petition to the Supreme Court was fully briefed on August 31, 2018. The Supreme Court denied the petition for review on March 25, 2019.

Because the May 2018 Opinion was based on federal due process, on August 21, 2019, the Fund filed a Petition for Writ of Certiorari with the U.S. Supreme Court seeking review and reversal of the Opinion. The Petition to the U.S. Supreme Court was fully briefed as of November 5, 2019.

If the May 2018 Opinion is allowed to stand, the tax revenues pledged to pay the Bonds is reduced.

It is not possible to determine the direction, cost, duration or ultimate outcome of the Landmark litigation. In addition, litigation is expensive and time consuming and, while the Fund fully intends to recover its cost, there can be no assurance that this will occur and there could be further adverse effects on dividend distributions and net asset values of the Fund while the matter is pending.

(9)	Subsequent Events

Management has evaluated the possibility of subsequent events in the Fund’s financial statements through the date of issuance. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

A Tax-Exempt Fund

ANNUAL REPORT

September 30, 2019

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics (as defined in Item 2 of Form N-CSR), that applies to its President (Principal Executive Officer) and Treasurer (Principal Financial Officer).

(c) There have been no amendments to the code of ethics during the period covered by this report.

(d) The registrant has not granted, during the period covered by this report, any waivers, including an implicit waiver, from the code of ethics.

(f)(3) A copy of the registrant’s code of ethics is available upon request and without charge by calling or writing the registrant at 1200 Seventeenth Street, Suite 850, Denver, Colorado 80202, telephone (303) 572-6990 or (800) 572-0069 (outside Denver).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) The registrant’s board of trustees has determined that the registrant does not have an “audit committee financial expert” as such term is defined by the Securities and Exchange Commission pursuant to Item 3 of Form N-CSR, as no single individual appears to meet all of the independence and the financial training/experience qualifications outlined in the instructions to Form N-CSR. The board of trustees, which serves as the audit committee, has determined that it collectively has experience evaluating financial statements and understanding internal control over financial reporting and the audit committee function and has sufficient financial expertise to adequately perform its duties without the addition of an expert.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following table shows the amount of fees and reimbursable expenses that Plante & Moran, PLLC, the registrant’s independent registered public accounting firm, billed to the registrant during the registrant’s last two fiscal years. For the reporting periods, the audit committee approved in advance all services that Plante & Moran, PLLC provided to the registrant.

The aggregate fees billed by the registrant’s independent registered public accounting firm, for professional services in the registrant’s fiscal years ended September 30, 2019 and 2018 are as follows:

	2019	2018
(a) Audit Fees	$109,000	$105,000
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$0	$0
(d) All Other Fees	$0	$0

The above “Audit Fees” were billed for amounts related to the audit of the registrant’s financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The board of trustees serves as the audit committee and pre-approves all audit and non-audit services to be provided by the registrant’s independent registered public accounting firm.

(e)(2) Not applicable.

(f) Not applicable.

(g) No non-audit fees were billed by the registrant’s independent registered public accounting firm for services rendered to the registrant and the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended September 30, 2019 and 2018.

(h) The registrant’s independent registered public accounting firm did not provide any non-audit services to the registrant in the registrant’s fiscal years ended September  30, 2019 and 2018.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Please see the Schedule of Investments contained in the Annual Report included under Item 1 of this Form N-CSR.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant has adopted and maintained disclosure controls and procedures (as such term is defined in Rules 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) that are designed to ensure that information required to be disclosed in the registrant’s reports under the Act, is recorded, processed, summarized and reported within the time periods required under the SEC’s rules and forms and that the information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer to allow for timely decisions regarding required disclosure.

As required by Rule 30a-3(b) of the Act, the registrant carried out an evaluation under the supervision and with the participation of its management, including its principal executive officer and principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures within the 90-day period prior to the filing date of this report. Based on the foregoing, the registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures were effective, as of that date.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1)	Not applicable (See Item 2(f)(3) of this report).
(a)(2)(i)
(99.302)	Interim President’s (Principal Executive Officer) Section 302 Certification
(a)(2)(ii)
(99.302)	Interim Treasurer’s (Principal Financial Officer) Section 302 Certification
(b)
(99.906)	Combined Interim President & Treasurer (Principal Executive Officer and Principal Financial Officer) Section 906 Certification

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Colorado BondShares — A Tax-Exempt Fund

By (Signature and Title)	/s/ George N. Donnelly
George N. Donnelly Interim President, Secretary and Treasurer

Date: December 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ George N. Donnelly
George N. Donnelly Interim President, Secretary and Treasurer (Principal Executive Officer and Principal Financial Officer) Date: December 6, 2019